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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2004


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-25064                                                 41-1580506
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                      3600 American Boulevard W., Suite 560
                          Minneapolis, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 831-6830
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 1, 2004, Health Fitness Corporation issued a press release announcing its 2004 third quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information in this Form 8-K shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99.1     Press release dated November 1, 2004.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEALTH FITNESS CORPORATION


                                            By       /s/  Jerry V. Noyce
                                                 -------------------------------
Date:  November 3, 2004                          Jerry V. Noyce
                                                 President and Chief Executive
                                                   Officer





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                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report




Exhibit Number             Description

    99.1                   Press release dated November 1, 2004